UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2016

EQUIFAX INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	01-06605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 24, 2016, Equifax Inc. (the “Company”) completed its previously announced acquisition of Veda Group Limited (“Veda”). Pursuant to a Scheme Implementation Deed, dated as of November 21, 2015 (the “Agreement”), by and among the Company and Veda Group Limited (“Veda”), the Company acquired 100% of the ordinary shares of Veda (the “Transaction”) by way of a recommended court approved Scheme of Arrangement (the “Scheme”).

On the implementation date of the Scheme, each fully paid ordinary share in the capital of Veda, together with all rights and entitlements attached thereto, was transferred to a wholly-owned subsidiary of the Company and each holder of ordinary shares in the capital of Veda was entitled to receive AUD$2.825 in cash.

The total amount of consideration in connection with the Transaction was approximately $1.9 billion, consisting of cash consideration of approximately $1.7 billion and debt assumed of approximately $188.4 million, which the Company funded with existing cash on hand and borrowings under its term loan facility and 364-day revolving credit facility.

Additional terms of the Transaction and the Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2015 (the “Previous 8-K”). The foregoing description of the Agreement, the Transaction and the Scheme is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which was attached as Exhibit 2.1 to the Previous 8-K.

Item 7.01.	Regulation FD Disclosure.

On February 25, 2016, the Company issued a press release announcing the completion of the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The Company will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The Company will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(c)	Exhibits

Exhibit 2.1	Scheme Implementation Deed, dated as of November 22, 2015, by and between the Company and Veda (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 25, 2015).

Exhibit 99.1	Press release, dated as of February 25, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

Date: February 29, 2016	By:	/s/ John J. Kelley III
John J. Kelley III
Corporate Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Scheme Implementation Deed, dated as of November 22, 2015, by and between the Company and Veda (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 25, 2015)

Exhibit 99.1	Press release, dated February 25, 2016.